Trade Accounts Receivable and Other Current Assets	6 Months Ended
Jun. 30, 2026
Trade Accounts Receivable and Other Current Assets
Trade Accounts Receivable and Other Current Assets

18)Trade Accounts Receivable and Other Current Assets

(a)Trade Accounts Receivable

Trade accounts receivable are presented net of provisions for expected credit loss. As of June 30, 2026 and December 31, 2025, there were no provisions for expected credit loss.

(b)Other Current Assets

The following table presents other currents assets of June 30, 2026 and December 31, 2025:

(U.S. Dollars in thousands)	At June 30, 2026	At December 31, 2025
Trade receivables	$7,577	$3,694
Trade receivables due from KNOT and affiliates (refer to note 14 (d))	1,342	1
Insurance claims for recoveries (refer to note 5)	3,099	16
Refund of value added tax	1,393	1,606
Prepaid expenses	1,951	1,537
EU ETS (refer to note 20)	6,038	6,597
Other receivables	1,391	1,741
Total other current assets	$22,791	$15,192